MAINSTAY VP FUNDS TRUST
MainStay VP MacKay International Equity Portfolio
(the “Portfolio”)
Supplement dated May 9, 2023 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2023
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.
At a meeting held on May 2, 2023, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing PineStone Asset Management Inc. (“PineStone”) in replacement of MacKay Shields LLC (“MacKay”) as the Portfolio’s Subadvisor and the related Subadvisory Agreement; (ii) changing the Portfolio’s name and reducing its management fee; (iii) changing the Portfolio’s investment objective; (iv) changing the Portfolio’s primary benchmark; and (v) modifying the Fund’s principal investment strategies and investment process.
Around July 2023, shareholders of the Portfolio will receive an information statement containing further information regarding the subadvisor change.
As a result, unless otherwise indicated below, effective on or about August 28, 2023, the following changes will be made to the Summary Prospectus, Prospectus and SAI:
1.
Name Change.   The name of the Portfolio is changed to MainStay VP PineStone International Equity Portfolio.

2.
Fees and Expenses of the Portfolio and Example.   The Portfolio’s fee and expenses table and example table will be deleted in their entirety and replace with the following:

Fees and Expenses of the Portfolio
	Initial Class	Service Class
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio’s average daily net assets)	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.86%	1.11%

1.
Restated to reflect current management fees.

Example
	1 Year	3 Years	5 Years	10 Years
Initial Class	$88	$274	$477	$1,061
Service Class	$113	$353	$612	$1,352

3.
Investment Objective Change.   The investment objective of the Portfolio is changed to:

The Portfolio seeks capital appreciation.
4.
Subadvisor Change.   References to MacKay as Subadvisor to the Portfolio are replaced by PineStone, as appropriate.

5.
Principal Investment Strategies.   The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

PineStone Asset Management Inc., the Portfolio’s subadvisor (the “Subadvisor”), seeks to achieve the Portfolio’s investment objective by investing in a portfolio of international equities. The Portfolio may invest in issuers with market capitalizations of any size, though it generally expects to focus on issuers with market capitalization in excess of $1 billion.
Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Portfolio will normally invest in equity securities of foreign companies operating in at least three countries other than the United States, including emerging market countries. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.
In addition, the Portfolio considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. From time to time, the Portfolio may focus its investments in certain countries or geographic areas, including Europe. Equity securities include common stock, preferred stock, convertible securities and depositary receipts.
The Portfolio may from time to time emphasize one or more sectors in selecting its investments, including the consumer non-cyclical and industrials sectors. In addition, the Portfolio may enter into forward currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Portfolio may also invest in securities issued by other investment companies.
Investment Process:
In pursuing the Portfolio’s investment objective, the Subadvisor employs a bottom-up stock selection approach which results in a portfolio generally ranging from 25 to 45 companies. A bottom-up stock selection approach focuses on the analysis of individual stocks (microeconomic factors) as opposed to the significance of economic cycles and market cycles (macroeconomic factors).
The Subadvisor looks for companies that have growth potential that are believed to be trading at attractive valuations. In doing so, the Subadvisor focuses on companies believed by the portfolio management team to have the following characteristics, among others:
•
Competitive advantage in an industry with high barriers to entry;

•
Attractive industry with pricing power, organic growth and limited cyclicality;

•
Strong management teams with sound corporate governance;

•
History of stable profit margins;

•
Solid balance sheet with low leverage; and

•
Attractive valuation with a stock price below intrinsic value.

In evaluating whether to sell a security, the Subadvisor considers, among other factors, whether in its view the company no longer continues to meet the standards described above and/or the Subadvisor believes there are more attractive opportunities available for investment by the Fund.
6.
Principal Risks.   The “Principal Risks” section of the Summary Prospectus and Prospectus is revised as follows:

(a)
The “Growth Stock Risk” and “Exchange-Traded Fund Risk” are deleted in their entirety with respect to the Fund.

(b)
The “Portfolio Management Risk” is deleted and replaced with the following:

Portfolio Management Risk:    The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.
(c)
The following risk factors are added:

Market Capitalization Risk:    Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.
Issuer Risk:   An issuer in which the Portfolio invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Portfolio’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/ virus outbreaks, epidemics or other events, conditions or factors.
Convertible Securities Risk:    Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.
Depositary Receipts Risk:    Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk:    Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.
Investments in Other Investment Companies Risk:    The Portfolio’s investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Portfolio’s own fees and expenses.
Preferred Stock Risk:    Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.
Sector Risk:   To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.
At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer non-cyclical sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
The Portfolio may also be more susceptible to the particular risks that may affect companies in the consumer non-cyclical sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer non-cyclical sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. Performance of companies in the consumer non-cyclical sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer non-cyclical sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Industrials Sector Risk:    The Portfolio’s performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of less focused funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from, among other things, the economy, fuel prices, labor agreements and insurance costs.
Geographic Focus Risk:    The Portfolio may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (the “EU”) country can pose significant economic risks to the EU as a whole. As a result, the Portfolio’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Portfolio to underperform other funds that do not focus their investments in this region of the world.
7.
Past Performance.   The first four paragraphs of the “Past Performance” section of the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of two broad-based securities market indices over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI EAFE® Index as a replacement for the MSCI ACWI® (All Country World Index) ex USA Index as its primary benchmark because it believes that the MSCI EAFE® Index is more reflective of its principal investment strategies.
Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
Effective August 28, 2023, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

8.
Management.   The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Manager. PineStone Asset Management Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.
Subadvisor	Portfolio Manager	Service Date
PineStone Asset Management Inc.	Nadim Rizk, MBA, CFA – Lead Portfolio Manager Andrew Chan, M.Sc. – Portfolio Manager	Since August 2023 Since August 2023

9.
Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of PineStone is added and the existing description of MacKay is amended to remove reference to the Portfolio:

PineStone Asset Management Inc.   (“PineStone”) is located at 1981 McGill College Avenue, Suite 1600 Montreal, Québec H3A 2Y1. As of December 31, 2022, PineStone manages approximately $40.282 billion in assets. PineStone is the Subadvisor to the MainStay VP PineStone International Equity Portfolio.
10.
Portfolio Manager Biographies.   The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biographies for Andrew Chan and Nadim Rizk.

Andrew Chan, M.Sc.	Mr. Chan has managed the MainStay VP PineStone International Equity Portfolio since 2023. He is Head of Research of PineStone. Prior to assisting in founding PineStone in 2021, Mr. Chan was a Vice-President and Portfolio Manager, Global Equity at Fiera Capital Inc. (“Fiera”). Prior to joining Fiera in 2009, Mr. Chan was a senior analyst covering US small cap equities at Van Berkom and Associates from 2007 to 2009. Prior to that, Mr. Chan was a research analyst covering global equities at Montrusco Bolton from 2005 to 2007. Prior to Montrusco Bolton, Mr. Chan was a research analyst at Van Berkom and Associates from 2001 to 2003. Mr. Chan received his BComm from McGill University in 2000 and his MSc. from HEC Montreal in 2005.
Nadim Rizk, MDA, CFA	Mr. Rizk has managed the MainStay VP PineStone International Equity Portfolio since 2023. He is the sole Director and Principal Executive Officer of PineStone. Prior to founding PineStone in 2021, Mr. Rizk was a Senior Vice President and Lead Portfolio Manager, Global Equity at Fiera. Prior to joining Fiera in 2009, Mr. Rizk was a senior global research analyst from 2000 to 2004, and the head of global equities & manager of the US and global equity funds from 2004 to 2009 at Montrusco Bolton. Prior to Montrusco Bolton, Mr. Rizk was a financial analyst at CN Investments from 1998 to 2000. Mr. Rizk received his BBA from American University of Beirut in 1995 and his MBA from McGill University in 1998. Mr. Rizk is a Chartered Financial Analyst.

11.
Portfolio Transition and Related Expenses.   In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio will bear the direct costs associated with the Portfolio’s transition. New York Life Investment Management LLC would take steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

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